HarborView Mortgage Pass-Through Certificates

Series 2005-10

Preliminary Marketing Materials

$2,000,000,000 (Approximate)

Underwriter

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet	Date Prepared: August 2, 2005

HarborView Mortgage Pass-Through Certificates, Series 2005-10

Mortgage Pass-Through Certificates, Series 2005-10

$1,178,450,000 (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class	Principal Amount (Approx) (1)	WAL (Yrs) Call/ Mat(2)	Pmt Window (Mths) Call/ Mat(2)	Interest Rate Type	Tranche Type	Expected Ratings S&P/Moody’s
1A1A	$507,640,000	Not Marketed Hereby		Floater (3)	Super Senior Floater	AAA/Aaa
1A1B	$126,910,000			Floater (3)	Senior Mezz Floater	AAA/Aaa
2A1A	$707,070,000	3.85/4.19	1-121/1-360	Floater (3)	Super Senior Floater	AAA/Aaa
2A1B	$294,612,000	3.85/4.19	1-121/1-360	Floater (3)	Super Senior Floater	AAA/Aaa
2A1C	$176,768,000	3.85/4.19	1-121/1-360	Floater (3)	Senior Mezz Floater	AAA/Aaa
A-X (4)	$2,000,000,000	Not Marketed Hereby		Variable	Senior IO	AAA/Aaa
PO (5)	$100			N/A	Senior PO	AAA/Aaa
A-R (5)	$100			Net WAC	Senior/Residual	AAA/Aaa
B1	$30,000,000			Floater (6)	Subordinate Floater	TBD
B2	$26,000,000			Floater (6)	Subordinate Floater	TBD
B3	$16,000,000			Floater (6)	Subordinate Floater	TBD
B4	$15,000,000			Floater (6)	Subordinate Floater	TBD
B5	$13,000,000			Floater (6)	Subordinate Floater	TBD
B6	$11,000,000			Floater (6)	Subordinate Floater	TBD
B7	$11,000,000			Floater (6)	Subordinate Floater	TBD
B8	$10,000,000			Floater (6)	Subordinate Floater	TBD
B9	$9,000,000			Floater (6)	Subordinate Floater	TBD
B10	$23,000,000			Floater (6)	Subordinate Floater	TBD
B11	$13,000,000			Floater (6)	Subordinate Floater	TBD
B12	$9,999,800			Floater (6)	Subordinate Floater	TBD
Total	$2,000,000,000

(1)

Distributions on the Class 1-A1A and Class 1-A1B Certificates will be derived primarily from a pool of conforming balance adjustable rate mortgage loans (“Group 1 Mortgage Loans”).  Distributions on the Class 2-A1A, Class 2-A1B and Class 2-A1C Certificates, will be derived primarily from a pool of adjustable rate mortgage loans (“Group 2 Mortgage Loans”).  Distributions on the Class A-X, Class PO, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6, Class B7, Class B8, Class B9, Class B10, Class B11 and Class B12 Certificates  will be derived solely from the Group 1  and Group 2 Mortgage Loans (together, the “Mortgage Loans”).

Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)

The WAL and Payment Window for the Class 1-A1A, Class 1-A1B, Class 2-A1A, Class 2-A1B, Class 2-A1C, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6, Class B7, Class B8 and Class B9 Certificates are shown to the first possible Optional Call Date and to maturity.

(3)

On each Distribution Date the Certificate Interest Rate for the Class 1-A1A, Class 1-A1B, Class 2-A1A, Class 2-A1B and Class 2-A1C Certificates will be equal to the least of (i) LIBOR plus the related margin (in each case, which margin doubles after the first possible Optional Call Date)  (ii) the related Net WAC Cap and (iii) 11.00%.

(4)

The Class A-X Certificates will have a notional balance equal to the aggregate certificate balance of the of the Mortgage Loans on the first day of the month of such Distribution Date.  It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the weighted average of the Net Mortgage Rates of the Mortgage Loans over (ii) the product of (a) the sum of (x) interest accrued on the Certificates (other than the Class A-X Certificates) during the related accrual period and (y) the insurance premium accrued during the related accrual period and (b) 12, divided by the aggregate principal balance of the Mortgage Loans.

(5)

The Class PO Certificates will consist of two principal only components each related to a specific group of Mortgage Loans.  The Class PO Certificates will have an initial principal balance equal to $100, which principal balance will be increased to the extent of any Net Deferred Interest from the related Mortgage Loans allocated to the Class A-X Certificates, as described herein.  The Class PO will not receive interest distributions.

(6)

On each Distribution Date, the Certificate Interest Rate for the Class B1, Class B2, Class B3, Class B4, Class B5, Class B6, Class B7, Class B8 and Class B9 Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by 1.5 after the first possible Optional Call Date), (ii) the Net WAC Cap and (iii) the Net Maximum Rate Cap.

Depositor:

Greenwich Capital Acceptance, Inc.

Underwriter:

Greenwich Capital Markets, Inc.

Insurance Policy

Provider:

[ TBD]

Servicers:

Countrywide Home Loans Servicing, LP.

Trustee:

U.S. Bank National Association.

Custodian:

The Bank of New York.

Rating Agencies:

S&P and/or Moody’s will rate the Offered Certificates.  It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:

August 1, 2005.

Expected Pricing Date:

August 5, 2005.

Closing Date:

On or about August 31, 2005.

Distribution Date:

The 19th day of each month (or if such day is not a business day, the next succeeding business day), commencing in September 2005.

Senior Certificates:

The “Senior Certificates” will consist of the Class 1-A1A, Class 1-A1B, Class 2-A1A, Class 2-A1B, Class 2-A1C, Class PO, Class A-R (collectively, the “Class A Certificates”) and Class A-X Certificates.  The “Subordinate Certificates” will consist of the Class B1, Class B2, Class B3, Class B4, Class B5, Class B6, Class B7, Class B8, Class B9, Class B10, Class B11 and Class B12, (collectively, the “Subordinate Certificates”).  The Class 2-A1A, Class 2-A1B and Class 2-A1C Certificates (collectively, the “Offered Certificates”) are being offered publicly.

Accrued Interest:

The price to be paid by investors for the Senior and Subordinate Certificates (other than the Class PO, Class A-X and Class A-R Certificates) Certificates will not include accrued interest (settling flat).

The price to be paid by investors for the Class A-R and Class A-X Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (30 days).

Interest Accrual Period:

The interest accrual period with respect to the Senior and Subordinate Certificates for a given Distribution Date will be the period beginning with the prior Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis).

The interest accrual period for the Class A-R and Class A-X Certificates will be the calendar month prior to such Distribution Date (on a 30/360 basis).

Registration:

The Offered Certificates will be made available in book-entry form through DTC.  The Offered Certificates will, upon request, be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:

It is anticipated that the Class A Certificates and Subordinate Certificates will be treated as REMIC regular interests for federal tax income purposes.  The Class A-R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:

The Class 1-A1A, Class 2-A1A, Class 2-A1B and Class 2-A1C Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of the Class 1-A1A, Class 2-A1A, Class 2-A1B and Class 2-A1C Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.

SMMEA Treatment:

The Class A Certificates, Class B1, Class B2 and Class B3 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.  The Class B4, Class B5, Class B6, Class B7, Class B8 and Class B9 Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:

The terms of the transaction allow for an option to terminate the Offered Certificates, which may be exercised once the aggregate principal balance of the related Mortgage Loans is less than 10% of the aggregate principal balance of the related Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Pricing Prepayment

Speed:

The Offered Certificates will be priced to a prepayment speed of 20% CPR.

Mortgage Loans:

The “Statistical Mortgage Loans” consist of adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $1,262,538,960.  The “Statistical Group 1 Mortgage Loans” consist of conforming balance adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $440,488,496.  The “Statistical Group 2 Mortgage Loans” consist of conforming and non conforming balance adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $822,050,465.

On the Closing Date, “Additional Mortgage Loans” will be added to the mortgage loan pool.  The Additional Mortgage Loans are expected to have an aggregate principal balance of approximately $737,461,040 as of the related Cut-off Date, which will consist of approximately $259,511,504 of Group 1 Mortgage Loans and approximately $477,949,536 of Group 2 Mortgage Loans.  It is expected that the composition and characteristics of the Additional Mortgage Loans will be similar to those of the Statistical Mortgage Loans in all material respects.  On the Closing Date, the Statistical Mortgage Loans and Additional Mortgage Loans will comprise the “Mortgage Loans.”  The aggregate principal balance of the Closing Date Mortgage Loans will be approximately $2,000,000,000, which will consist of approximately $700,000,000 of Group 1 Mortgage Loans and approximately $1,300,000,000 Group 2 Mortgage Loans.

It is anticipated that on the Closing Date, the characteristics of the Mortgage Loans as of the Cut-Off Date will be substantially similar to the characteristics of the Statistical Mortgage Loans  as described and shown herein.  The aggregate principal balance is expected to be subject to an increase or decrease of up to 10%.

Negative amortization on a Mortgage Loan will occur when the borrower elects to make the minimum monthly payment and such payment is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, “Deferred Interest”).  The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

Credit Enhancement:

Senior/subordinate, shifting interest structure.  The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Class A Certificates will consist of the subordination of the Class B1, Class B2, Class B3, Class B4, Class B5, Class B6, Class B7, Class B8, Class B9, Class B10, Class B11 and Class B12 Certificates, initially approximately [9.35]% total subordination.

and

for the Class 1-A1B and Class 2-A1C Certificates only, a monoline insurance policy (“The Policy”).

The Policy:

The policy is for the benefit of the Class 1-A1B and Class 2-A1C Certificates. The policy will unconditionally and irrevocably guarantee payment of (i) the outstanding principal balance of the Class 1-A1B and Class 2-A1C Certificates on their final maturity date and (ii) accrued and unpaid interest calculated at the certificate rate due on the Class 1-A1B and Class 2-A1C Certificates, as applicable. The Class 1-A1B and Class 2-A1C certificate insurance policy will not provide credit enhancement for any class of certificates other than the Class 1-A1B and Class 2-A1C Certificates.

Shifting Interest:

Prior to the Distribution Date occurring in September 2015, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the related Senior Certificates are paid down to zero or the credit enhancement percentage provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of unscheduled principal.

The unscheduled principal payment percentages on the Subordinate Certificates are as follows:

Periods:

Unscheduled Principal Payments (%)

September 2005 – August 2015

0% Pro Rata Share

September 2015 – August 2016

30% Pro Rata Share

September 2016 – August 2017

40% Pro Rata Share

September 2017 – August 2018

60% Pro Rata Share

September 2018 – August 2019

80% Pro Rata Share

September 2019 and after

100% Pro Rata Share

However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled from the initial credit enhancement percentage (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in September 2008, the Subordinate Certificates will be entitled to only 50% of their pro rata share of the unscheduled principal payments or (ii) on or after the Distribution Date in September 2008, the Subordinate Certificates will be entitled to 100% of their pro rata share of the unscheduled principal payments.

Scheduled principal payments will be distributed pro rata to the Senior and Subordinate Certificates.

Any unscheduled principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates.  In the event the current senior percentage related to the loan group (aggregate principal balance of the related Senior Certificates, divided by the aggregate principal balance of the related Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the related Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the related Mortgage Loans as of the Cut-off Date), the related Senior Certificates will receive all unscheduled principal payments for the Mortgage Loans in the related group, regardless of any unscheduled principal payment percentages above.

Unscheduled principal will generally consist of the sum of (i) liquidation proceeds, recoveries, and other unscheduled principal amounts and (ii) the excess, if any, of voluntary prepayments over Deferred Interest.

Allocation of

Realized Losses:

Any realized losses on the Mortgage Loans will be allocated as follows: to the Subordinate Certificates in reverse order of their numerical designations, in each case until the related class principal balance has been reduced to zero; and to the Senior Certificates (other than the Class A-X Certificates) as follows:

1.

Any remaining realized losses on the Group 1 Mortgage Loans will be allocated to the to the Class A-R, Class 1-A1A and Class 1-A1B Certificates and the Group 1 component of the Class PO on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that the Class 1-A1A Certificates’ pro rata allocation of realized losses will first be allocated to the Class 1-A1B Certificates, until the related class principal balance has been reduced to zero.

2.

Any remaining realized losses on the Group 2 Mortgage Loans will be allocated to the to the Class 2-A1A, Class 2-A1B and Class 2-A1C Certificates and the Group 2 component of the Class PO on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided further, that all realized losses allocable to the Class 2-A1A, Class 2-A1B and Class 2-A1C Certificates will be allocated sequentially to the Class 2-A1C, Class 2-A1B and Class 2-A1A Certificates, in that order, until the related class principal balance has been reduced to zero.

Net Mortgage Rate:

The “Net Mortgage Rate” with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate (0.375%), LPMI fee rate, if any, and the trustee fee rate.

Net WAC Cap:

The “Net WAC Cap” for the Class 1-A1A, Class 2-A1A, Class 2-A1B and Subordinate Certificates is equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans, adjusted by the number of days in the related accrual period.

The “Net WAC Cap” for the Class 1-A1B and Class 2-A1C Certificates is equal to (i) the weighted average of the Net Mortgage Rates of the Mortgage Loans, less (ii) the insurance premium rate, adjusted by the number of days in the related accrual period.

Net Maximum Rate:

The “Net Maximum Rate” with respect to each Mortgage Loan is equal to the maximum mortgage rate less the servicing fee rate (0.375%), LPMI fee rate, if any, and the trustee fee rate.

Net Maximum Rate Cap:

The “Net Maximum Rate Cap” for the Subordinate Certificates is equal to the weighted average of the Net Maximum Rates of the Mortgage Loans, adjusted for the related accrual period.

Carryover Shortfall

Amount:

Each of the Offered Certificates will be entitled to the payment of an amount equal to the sum of (i) the excess, if any, of (a) interest accrued at the Certificate Interest Rate for such Class (without giving effect to the related Net WAC Cap) over (b) the amount of interest actually accrued on such Class and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the Certificate Interest Rate for such Class without giving effect to the related Net WAC Cap) (together, the related “Carryover Shortfall Amount”).  The Carryover Shortfall Amount will be paid only to the extent of interest otherwise distributable to the Class A-X Certificates (after the reduction due to Net Deferred Interest allocable to the Class A-X Certificates,) and additionally in the case of the Class 1-A1A, Class 1-A1B, Class 2-A1A, Class 2-A1B and Class 2-A1C Certificates amounts available from the related Yield Maintenance Agreement, on such Distribution Date or future Distribution Dates.

Adjusted Cap Rate:

The “Adjusted Cap Rate” for the Class 1-A1A and Class 1-A1B Certificates and for any Distribution Date equals (x) the related Net WAC Cap less (y) a per annum rate equal to: (i) the product of (a) the Net Deferred Interest related to the Group 1 Mortgage Loans for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the Group 1 Mortgage Loans as of the first day of the month prior to such Distribution Date, adjusted for the related accrual period.

The “Adjusted Cap Rate” for the Class 2-A1A, Class 2-A1B and Class 2-A1C Certificates and for any Distribution Date equals (x) the related Net WAC Cap less (y) a per annum rate equal to: (i) the product of (a) the Net Deferred Interest related to the Group 2 Mortgage Loans for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the Group 2 Mortgage Loans as of the first day of the month prior to such Distribution Date, adjusted for the related accrual period

The “Adjusted Cap Rate” for the Subordinate Certificates and for any Distribution Date equals (x) the related Net WAC Cap less (y) a per annum rate equal to: (i) the product of (a) the Net Deferred Interest related to the Mortgage Loans for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date, adjusted for the related accrual period

The “Adjusted Cap Rate” for the Class A-X Certificates and any Distribution Date shall equal the Certificate Interest Rate for the Class A-X Certificates, computed for this purposes by (i) reducing the weighted average Net Mortgage Rates of the related Mortgage Loans by a per annum rate equal to the quotient of (a) the Net Deferred Interest on the Mortgage Loans for such Distribution Date multiplied by 12, divided by (b) the aggregate principal balance of the related Mortgage Loans as of the first day of the month prior to such Distribution Date, and (ii) computing the weighted average of the pass-through rates of the certificates (other than the Class A-X Certificates) by substituting “Adjusted Cap Rate” for “Net WAC Cap” in the definition of pass-through rate for each of the Certificates.

Net Deferred Interest:

The “Net Deferred Interest” for a Distribution Date and each Mortgage Loan Group is the excess, if any, of related Deferred Interest for the related due period and group over voluntary principal prepayments for the related prepayment period and group.

For any Distribution Date, Net Deferred Interest will be allocated among the related Certificates in an amount equal to the excess, if any, for each such related class of (i) the current interest accrued at the applicable Certificate Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the Certificate Interest Rate for such class equaled the related Adjusted Rate Cap for such class and Distribution Date.  The amount of current interest allocable to each Class of Certificates will be reduced by the amount of related Net Deferred Interest allocable to such Class of Certificates and such related Net Deferred Interest will be added to the principal balance of such Class of Certificates (or added to the principal balance of the related component of the Class PO Certificates in the case of the Class A-X Certificates).

Yield Maintenance

Agreement:

On the Closing Date, the Trustee will enter into five “Yield Maintenance Agreements”, or “YMAs”, with a counterparty (the “Counterparty”) for the benefit of (i) the Class 1-A1A, (ii) Class 1-A1B, (iii) Class 2-A1A, (iv) Class 2-A1B, (v) and Class 2-A1C. The notional balance of each YMA for any Distribution Date is equal to the lesser of (i) the notional balance as set forth for such Distribution Date and (ii) the aggregate balance of the related Certificates on the day prior to such Distribution Date.  The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the specified strike rate. For each YMA, such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds 11.00%.  The Yield Maintenance Agreements will terminate after the Distribution Date in March 2016.  Any payments received from the related Yield Maintenance Agreement will be used to pay Carryover Shortfall Amounts on the  Class 1-A1A, Class 1-A1B, Class 2-A1A, Class 2-A1B and Class 2-A1C Certificates,  provided that payments will be allocated pro rata based on class principal balance, as applicable.

Certificates Priority of

Distributions:

Available funds from the Mortgage Loans will be distributed in the following order of priority:

1)

The Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate, provided, however, that any interest otherwise distributable with respect to the Class A-X Certificates will be reduced to the extent necessary to pay any related Carryover Shortfall Amount below (after giving effect to any related Net Deferred Interest amount allocated to the Class PO Components);

2)

**

a)

from the Group 1 Mortgage Loans to the first to the Class A-R, second pro rata to the Class 1-A1A and Class 1-A1B Certificates and third to the Group 1 component of the Class PO Certificates, until the principal balance of such Class or component has been reduced to zero, up to the principal allocable for such classes;

b)

from the Group 2 Mortgage Loans, first pro rata to the Class 2-A1A, Class 2-A1B and Class 2-A1C Certificates and second to the Group 2 component of the Class PO Certificates, until the aggregate principal balance of such Classes or component has been reduced to zero, up to the principal allocable for such classes;

3)

to the Class 1-A1A, Class 1-A1B, Class 2-A1A, Class 2-A1B and Class 2-A1C on a pro rata basis to pay any related Carryover Shortfall Amount from amounts otherwise distributable with respect to the Class A-X Certificates (after giving effect to any related Net Deferred Interest amount allocated to the Class A-X Certificates);

4)

To the Insurer, any reimbursement amounts due for prior draws on the Policy;

5)

Class B1, Class B2, Class B3, Class B4, Class B5, Class B6, Class B7, Class B8, Class B9, Class B10, Class B11 and Class B12 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

6)

to the Subordinate Certificates, sequentially in numerical order, to pay any related Carryover Shortfall Amount from amounts otherwise distributable with respect to the Class A-X Certificates (after giving effect to any Net Deferred Interest amount allocated to the Class A-X Certificates)

*

The accrued and unpaid interest payable to a Class of Certificates on any Distribution Date will be reduced by the amount of any related Net Deferred Interest allocated to such Class of Certificates on such Distribution Date.

**

Under certain limited circumstances such as when (i) the aggregate principal balance of any of the Class A Certificates and the related principal only component have been reduced to zero or  (ii) the aggregate principal balance of any of the Class A Certificates and the related principal only component are undercollateralized, principal and/or interest from such related mortgage loan Group in case (i) or principal and interest from the other mortgage loan Group in the case (ii) will be used to make    payments on the unrelated Class A Certificates and principal only component, as described in the prospectus

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Yield Tables (%)

Class 1-A1A To Optional Call Date
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	7.51	5.19	3.86	2.41	1.65
MDUR (yr)	5.96	4.36	3.36	2.19	1.54
First Prin Pay	1	1	1	1	1
Last Prin Pay	219	159	121	79	56

Class 1-A1A Maturity
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	7.91	5.59	4.20	2.63	1.80
MDUR (yr)	6.14	4.57	3.56	2.34	1.65
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

Class 1-A1B To Optional Call Date
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	7.51	5.19	3.86	2.41	1.65
MDUR (yr)	5.96	4.36	3.36	2.18	1.54
First Prin Pay	1	1	1	1	1
Last Prin Pay	219	159	121	79	56

Class 1-A1B Maturity
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	7.91	5.59	4.20	2.63	1.80
MDUR (yr)	6.14	4.56	3.56	2.34	1.65
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

Yield Tables (%)

Class 2-A1A To Optional Call Date
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	7.48	5.17	3.85	2.40	1.65
MDUR (yr)	5.94	4.34	3.35	2.18	1.54
First Prin Pay	1	1	1	1	1
Last Prin Pay	219	159	121	79	56

Class 2-A1A Maturity
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	7.87	5.56	4.19	2.62	1.80
MDUR (yr)	6.11	4.55	3.55	2.34	1.65
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

Class 2-A1B To Optional Call Date
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	7.48	5.17	3.85	2.40	1.65
MDUR (yr)	5.93	4.34	3.35	2.18	1.54
First Prin Pay	1	1	1	1	1
Last Prin Pay	219	159	121	79	56

Class 2-A1B Maturity
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	7.87	5.56	4.19	2.62	1.80
MDUR (yr)	6.10	4.54	3.55	2.34	1.65
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

Yield Tables (%)

Class 2-A1C To Optional Call Date
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	7.48	5.17	3.85	2.40	1.65
MDUR (yr)	5.93	4.34	3.35	2.18	1.54
First Prin Pay	1	1	1	1	1
Last Prin Pay	219	159	121	79	56

Class 2-A1C Maturity
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	7.87	5.56	4.19	2.62	1.80
MDUR (yr)	6.11	4.55	3.55	2.34	1.65
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

Aggregate Statistical Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$1,262,538,960	$35,200	$3,000,000
Average Scheduled Principal Balance	$369,379
Number of Mortgage Loans	3,418

Weighted Average Gross Coupon	5.181%	1.000%	7.812%
Weighted Average FICO Score	708	589	821
Weighted Average Combined Original LTV	75.27%	18.48%	95.00%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	358 months	352 months	360 months
Weighted Average Seasoning	2 months	0 months	8 months

Weighted Average Gross Margin	2.899%	1.400%	5.075%
Weighted Average Minimum Interest Rate	2.899%	1.375%	5.075%
Weighted Average Maximum Interest Rate	9.952%	9.935%	11.700%

Weighted Average Months to Roll	1 months	1 months	3 months

Weighted Average Neg Am Limit	115%	110	115
Weighted Average Payment Cap	7.500%	7.500	7.500
Weighted Average Recast	60 months	60 months	60 months

Maturity Date		Dec 1 2034	Aug 1 2035
Maximum Zip Code Concentration	0.82%	95476

ARM	100.00%	Purchase	42.52%
		Cash Out Refinance	40.54%
Negam MTA	100.00%	Rate/Term Refinance	16.95%

Not Interest Only	100.00%	Single Family	60.25%
		PUD	23.12%
Prepay Penalty: 36 months	55.50%	Condominium	11.02%
Prepay Penalty: 12 months	44.50%	Two-Four Family	5.61%

First Lien	100.00%	Primary	82.67%
		Investor	11.92%
Reduced Documentation	66.12%	Second Home	5.40%
Full Documentation	15.10%
SISA	14.04%	Top 5 States:
Alternative Documentation	4.55%	California	63.57%
No Income / No Asset	0.19%	Florida	13.37%
		Nevada	5.80%
		Arizona	2.27%
		Washington	2.16%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50,000.00	8	347,394.45	0.03%	4.935	358	70.49	679
50,000.01 - 100,000.00	135	11,033,244.23	0.87%	5.456	358	72.40	716
100,000.01 - 150,000.00	270	34,566,053.65	2.74%	5.342	358	76.41	715
150,000.01 - 200,000.00	381	67,493,578.97	5.35%	5.427	358	76.47	709
200,000.01 - 250,000.00	401	91,586,244.93	7.25%	5.298	358	76.91	701
250,000.01 - 300,000.00	367	101,127,760.93	8.01%	5.296	358	76.67	703
300,000.01 - 350,000.00	339	110,378,146.78	8.74%	5.467	358	77.17	706
350,000.01 - 400,000.00	383	144,639,177.42	11.46%	5.285	358	76.97	703
400,000.01 - 450,000.00	241	102,998,562.19	8.16%	5.097	358	76.42	707
450,000.01 - 500,000.00	225	107,542,356.07	8.52%	5.185	358	76.18	704
500,000.01 - 550,000.00	133	70,003,299.89	5.54%	5.033	358	76.38	706
550,000.01 - 600,000.00	122	70,230,542.78	5.56%	5.181	358	76.74	710
600,000.01 - 650,000.00	138	87,211,845.76	6.91%	5.245	358	74.43	704
650,000.01 - 700,000.00	39	26,285,838.79	2.08%	4.961	358	74.65	710
700,000.01 - 750,000.00	27	19,555,593.92	1.55%	5.218	358	73.96	726
750,000.01 - 800,000.00	36	27,901,745.73	2.21%	4.858	358	74.06	726
800,000.01 - 850,000.00	15	12,381,786.15	0.98%	4.686	358	68.45	705
850,000.01 - 900,000.00	24	21,106,324.27	1.67%	4.925	358	71.48	708
900,000.01 - 950,000.00	19	17,630,487.15	1.40%	4.694	358	74.46	728
950,000.01 - 1,000,000.00	48	47,375,207.89	3.75%	4.838	358	69.54	721
1,000,000.01+	67	91,143,768.20	7.22%	4.838	358	68.39	711
Total	3,418	1,262,538,960.15	100.00%	5.181	358	75.27	708

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000 - 1.499	249	99,610,133.90	7.89%	1.087	360	75.53	707
1.500 - 1.999	53	17,273,536.33	1.37%	1.750	359	74.98	700
2.000 - 2.499	18	7,386,136.61	0.59%	2.031	359	73.79	708
2.500 - 2.999	16	4,254,544.00	0.34%	2.722	359	90.65	694
3.000 - 3.499	4	1,167,050.00	0.09%	3.061	360	92.46	753
3.500 - 3.999	3	609,450.00	0.05%	3.586	359	91.12	649
4.000 - 4.499	9	4,431,905.53	0.35%	4.246	358	75.52	749
4.500 - 4.999	79	43,179,045.51	3.42%	4.785	358	72.18	741
5.000 - 5.499	814	358,036,727.82	28.36%	5.277	358	73.53	718
5.500 - 5.999	1,521	531,316,810.03	42.08%	5.688	358	74.55	703
6.000 - 6.499	496	155,628,110.23	12.33%	6.181	358	78.73	697
6.500 - 6.999	115	30,674,897.21	2.43%	6.693	358	87.05	690
7.000 - 7.499	34	7,310,264.00	0.58%	7.206	358	90.95	704
7.500 - 7.999	7	1,660,348.98	0.13%	7.708	359	89.59	657
Total	3,418	1,262,538,960.15	100.00%	5.181	358	75.27	708

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
575-599	1	294,845.13	0.02%	6.287	357	75.00	589
600-624	74	24,120,405.14	1.91%	5.111	358	74.99	619
625-649	369	121,392,719.01	9.61%	5.299	358	75.61	638
650-674	646	228,881,780.44	18.13%	5.345	358	76.54	662
675-699	522	216,198,993.16	17.12%	5.162	358	75.91	685
700-724	472	184,192,005.47	14.59%	4.974	358	76.43	714
725-749	499	189,669,240.59	15.02%	5.273	358	74.80	738
750-774	478	177,225,018.92	14.04%	5.146	358	73.75	761
775-799	276	95,358,769.10	7.55%	4.958	358	73.59	785
800+	68	22,005,162.24	1.74%	5.269	358	67.88	805
None	13	3,200,020.95	0.25%	4.931	358	78.65	0
Total	3,418	1,262,538,960.15	100.00%	5.181	358	75.27	708

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	130	33,876,632.52	2.68%	5.298	358	40.39	741
50.00- 54.99	66	23,247,804.02	1.84%	4.782	358	51.97	729
55.00- 59.99	94	40,332,263.62	3.19%	5.278	358	57.43	708
60.00- 64.99	135	63,551,851.97	5.03%	5.394	358	62.50	713
65.00- 69.99	194	91,389,873.19	7.24%	5.054	358	67.53	704
70.00- 74.99	354	152,097,107.98	12.05%	5.070	358	72.26	701
75.00- 79.99	669	268,128,055.30	21.24%	5.103	358	76.79	706
80.00	1,321	476,091,878.82	37.71%	5.073	358	80.00	710
80.01- 84.99	16	3,943,045.56	0.31%	6.268	358	83.22	682
85.00- 89.99	99	28,318,249.83	2.24%	6.073	358	88.18	685
90.00- 94.99	225	54,002,090.65	4.28%	5.969	358	90.57	690
95.00- 99.99	115	27,560,106.69	2.18%	5.757	358	95.00	720
Total	3,418	1,262,538,960.15	100.00%	5.181	358	75.27	708

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
360	3,418	1,262,538,960.15	100.00%	5.181	358	75.27	708
Total	3,418	1,262,538,960.15	100.00%	5.181	358	75.27	708

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
301-360	3,418	1,262,538,960.15	100.00%	5.181	358	75.27	708
Total	3,418	1,262,538,960.15	100.00%	5.181	358	75.27	708

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 -20.00	161	52,862,353.62	4.19%	5.292	358	72.24	725
20.01 -25.00	202	64,450,884.17	5.10%	5.211	358	73.00	715
25.01 -30.00	308	106,356,424.76	8.42%	5.162	358	74.05	712
30.01 -35.00	554	203,621,462.43	16.13%	5.219	358	74.53	707
35.01 -40.00	816	307,782,379.81	24.38%	5.151	358	75.38	708
40.01 -45.00	666	255,750,973.00	20.26%	5.146	358	76.39	705
45.01 -50.00	420	160,301,536.21	12.70%	5.176	358	76.78	704
50.01 -55.00	230	86,178,156.59	6.83%	5.262	358	75.23	700
55.01 -60.00	29	12,134,145.75	0.96%	4.627	358	77.84	712
None	32	13,100,643.81	1.04%	5.533	358	75.21	710
Total	3,418	1,262,538,960.15	100.00%	5.181	358	75.27	708

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	3,418	1,262,538,960.15	100.00%	5.181	358	75.27	708
Total	3,418	1,262,538,960.15	100.00%	5.181	358	75.27	708

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Negam MTA	3,418	1,262,538,960.15	100.00%	5.181	358	75.27	708
Total	3,418	1,262,538,960.15	100.00%	5.181	358	75.27	708

With Silent 2nds	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
No Silent Seconds	2,740	963,949,361.72	76.35%	5.230	358	75.06	708
Silent Second	678	298,589,598.43	23.65%	5.021	358	75.96	707
Total	3,418	1,262,538,960.15	100.00%	5.181	358	75.27	708

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: 12 months	1,193	561,824,881.81	44.50%	4.658	358	74.17	713
Prepay Penalty: 36 months	2,225	700,714,078.34	55.50%	5.599	358	76.16	703
Total	3,418	1,262,538,960.15	100.00%	5.181	358	75.27	708

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	3,418	1,262,538,960.15	100.00%	5.181	358	75.27	708
Total	3,418	1,262,538,960.15	100.00%	5.181	358	75.27	708

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alternative Documentation	221	57,412,557.46	4.55%	5.124	358	77.00	708
Full Documentation	597	190,627,584.34	15.10%	5.311	358	76.75	702
No Income / No Asset	9	2,453,603.46	0.19%	5.846	358	69.31	718
Reduced Documentation	2,047	834,793,311.99	66.12%	5.090	358	75.34	708
SISA	544	177,251,902.90	14.04%	5.475	358	72.90	713
Total	3,418	1,262,538,960.15	100.00%	5.181	358	75.27	708

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	1,423	511,770,260.28	40.54%	5.289	358	72.39	700
Purchase	1,364	536,813,987.99	42.52%	4.958	358	78.27	719
Rate/Term Refinance	631	213,954,711.88	16.95%	5.480	358	74.66	698
Total	3,418	1,262,538,960.15	100.00%	5.181	358	75.27	708

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Condominium	462	139,137,374.01	11.02%	5.093	358	78.49	716
PUD	741	291,910,713.90	23.12%	5.149	358	75.85	710
Single Family	2,036	760,616,933.12	60.25%	5.204	358	74.58	705
Two-Four Family	179	70,873,939.12	5.61%	5.233	358	74.08	714
Total	3,418	1,262,538,960.15	100.00%	5.181	358	75.27	708

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Investor	536	150,534,489.68	11.92%	5.150	358	75.08	718
Primary	2,682	1,043,790,180.02	82.67%	5.211	358	75.18	705
Second Home	200	68,214,290.45	5.40%	4.785	358	77.09	731
Total	3,418	1,262,538,960.15	100.00%	5.181	358	75.27	708

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alabama	1	339,189.76	0.03%	5.537	358	80.00	642
Arizona	96	28,636,226.90	2.27%	5.168	358	77.10	709
Arkansas	1	294,296.99	0.02%	5.237	358	69.41	749
California	1,802	802,602,920.38	63.57%	5.151	358	74.04	707
Colorado	79	20,671,016.99	1.64%	5.746	358	78.55	714
Connecticut	21	7,680,895.70	0.61%	5.445	358	76.06	685
Delaware	1	1,142,271.40	0.09%	5.312	358	80.00	777
District of Columbia	6	2,238,645.62	0.18%	4.524	358	70.22	718
Florida	563	168,781,728.12	13.37%	5.194	358	77.24	713
Georgia	16	3,220,083.97	0.26%	5.738	358	80.09	686
Hawaii	11	5,970,464.60	0.47%	5.157	359	72.98	728
Idaho	22	3,137,599.82	0.25%	5.425	358	75.33	729
Illinois	5	1,646,758.97	0.13%	3.475	358	74.42	678
Indiana	19	3,264,001.10	0.26%	5.666	358	76.66	729
Kansas	2	837,600.00	0.07%	6.239	359	79.42	711
Kentucky	3	339,911.65	0.03%	4.004	358	68.05	772
Louisiana	5	1,698,272.21	0.13%	5.112	358	79.64	704
Maryland	21	6,440,957.51	0.51%	5.366	357	76.40	696
Massachusetts	38	12,513,757.56	0.99%	5.164	358	74.87	705
Michigan	101	20,313,390.81	1.61%	5.517	358	79.36	704
Minnesota	8	2,584,432.19	0.20%	5.554	359	78.12	676
Missouri	2	717,604.11	0.06%	3.658	359	85.76	726
Nevada	240	73,199,061.88	5.80%	5.243	358	78.67	699
New Hampshire	4	882,322.91	0.07%	4.548	358	79.96	683
New Jersey	7	2,456,385.08	0.19%	5.345	358	74.72	703
New York	11	3,663,775.33	0.29%	5.381	359	74.61	690
North Carolina	19	7,816,957.63	0.62%	4.523	359	77.57	717
North Dakota	1	103,289.00	0.01%	6.862	358	90.00	669
Ohio	47	7,832,374.03	0.62%	5.668	358	80.19	697
Oklahoma	3	674,622.39	0.05%	4.472	358	75.13	728
Oregon	25	6,991,592.68	0.55%	4.845	358	76.65	728
Pennsylvania	34	9,458,276.18	0.75%	5.127	358	71.66	695
Rhode Island	7	1,839,865.93	0.15%	5.352	358	75.14	699
South Carolina	5	1,820,334.08	0.14%	5.511	358	70.77	716
Tennessee	7	1,229,591.45	0.10%	5.706	357	81.70	694
Texas	35	6,880,684.83	0.54%	5.263	358	79.87	706
Utah	41	10,137,624.01	0.80%	5.318	358	79.35	719
Virginia	12	4,320,211.18	0.34%	4.088	359	77.27	701
Washington	90	27,245,046.17	2.16%	5.179	358	77.44	704
West Virginia	1	90,455.00	0.01%	5.937	359	80.00	745
Wisconsin	6	824,464.03	0.07%	5.893	359	77.33	689
Total	3,418	1,262,538,960.15	100.00%	5.181	358	75.27	708

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000 - 1.499	5	2,493,688.69	0.20%	4.137	358	75.66	733
1.500 - 1.999	30	18,378,155.89	1.46%	4.178	358	73.85	743
2.000 - 2.499	292	150,940,826.40	11.96%	4.780	358	71.85	726
2.500 - 2.999	1,714	660,838,985.82	52.34%	5.174	358	74.18	708
3.000 - 3.499	1,017	332,210,600.26	26.31%	5.172	358	76.53	702
3.500 - 3.999	272	77,015,083.07	6.10%	5.970	358	82.42	688
4.000 - 4.499	63	15,096,258.30	1.20%	6.185	358	89.38	698
4.500 - 4.999	21	4,671,702.35	0.37%	7.373	358	91.37	700
5.000 - 5.499	4	893,659.37	0.07%	7.812	359	89.41	647
Total	3,418	1,262,538,960.15	100.00%	5.181	358	75.27	708

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000 - 1.499	6	2,853,688.69	0.23%	3.789	358	74.85	730
1.500 - 1.999	30	18,378,155.89	1.46%	4.178	358	73.85	743
2.000 - 2.499	292	150,940,826.40	11.96%	4.780	358	71.85	726
2.500 - 2.999	1,713	660,591,576.82	52.32%	5.174	358	74.17	708
3.000 - 3.499	1,018	332,458,009.26	26.33%	5.172	358	76.53	702
3.500 - 3.999	271	76,655,083.07	6.07%	5.992	358	82.48	688
4.000 - 4.499	63	15,096,258.30	1.20%	6.185	358	89.38	698
4.500 - 4.999	21	4,671,702.35	0.37%	7.373	358	91.37	700
5.000 - 5.499	4	893,659.37	0.07%	7.812	359	89.41	647
Total	3,418	1,262,538,960.15	100.00%	5.181	358	75.27	708

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
9.500 - 9.999	3,406	1,258,963,895.39	99.72%	5.181	358	75.25	708
10.000 -10.499	4	1,059,005.36	0.08%	4.709	358	79.45	744
10.500 -10.999	7	2,201,425.98	0.17%	5.834	358	84.09	717
11.500 -11.999	1	314,633.42	0.02%	1.750	358	85.00	715
Total	3,418	1,262,538,960.15	100.00%	5.181	358	75.27	708

Neg Amort Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
110	10	3,119,927.52	0.25%	5.327	359	75.44	702
115	3,408	1,259,419,032.63	99.75%	5.180	358	75.27	708
Total	3,418	1,262,538,960.15	100.00%	5.181	358	75.27	708

Statistical Group 1 Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$440,488,496	$35,200	$668,000
Average Scheduled Principal Balance	$226,123
Number of Mortgage Loans	1,948

Weighted Average Gross Coupon	5.353%	1.000%	7.812%
Weighted Average FICO Score	706	620	821
Weighted Average Combined Original LTV	76.70%	18.48%	95.00%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	358 months	352 months	360 months
Weighted Average Seasoning	2 months	0 months	8 months

Weighted Average Gross Margin	3.085%	1.650%	5.075%
Weighted Average Minimum Interest Rate	3.083%	1.375%	5.075%
Weighted Average Maximum Interest Rate	9.954%	9.950%	11.700%

Weighted Average Months to Roll	1 months	1 months	3 months

Weighted Average Neg Am Limit	115%	110	115
Weighted Average Payment Cap	7.500%	7.500	7.500
Weighted Average Recast	60 months	60 months	60 months

Maturity Date		Dec 1 2034	Aug 1 2035
Maximum Zip Code Concentration	0.68%	89123

ARM	100.00%	Cash Out Refinance	44.99%
		Purchase	35.73%
Negam MTA	100.00%	Rate/Term Refinance	19.28%

Not Interest Only	100.00%	Single Family	55.84%
		PUD	21.00%
Prepay Penalty: 36 months	81.32%	Condominium	14.41%
Prepay Penalty: 12 months	18.68%	Two-Four Family	8.76%

First Lien	100.00%	Primary	75.58%
		Investor	18.33%
Reduced Documentation	53.30%	Second Home	6.09%
SISA	20.47%
Full Documentation	18.94%	Top 5 States:
Alternative Documentation	6.94%	California	42.92%
No Income / No Asset	0.35%	Florida	19.85%
		Nevada	9.51%
		Washington	3.68%
		Michigan	3.51%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50,000.00	8	347,394.45	0.08%	4.935	358	70.49	679
50,000.01 - 100,000.00	135	11,033,244.23	2.50%	5.456	358	72.40	716
100,000.01 - 150,000.00	266	34,033,421.22	7.73%	5.333	358	76.44	716
150,000.01 - 200,000.00	376	66,630,108.95	15.13%	5.433	358	76.53	710
200,000.01 - 250,000.00	395	90,177,882.60	20.47%	5.305	358	76.89	701
250,000.01 - 300,000.00	361	99,501,903.25	22.59%	5.285	358	76.64	704
300,000.01 - 350,000.00	329	107,076,722.98	24.31%	5.476	358	77.20	707
350,000.01 - 400,000.00	56	20,231,662.94	4.59%	5.379	358	77.25	696
400,000.01 - 450,000.00	6	2,558,111.19	0.58%	4.507	359	75.37	695
450,000.01 - 500,000.00	5	2,418,608.47	0.55%	5.025	359	74.31	738
500,000.01 - 550,000.00	2	1,014,271.80	0.23%	3.705	358	69.25	725
550,000.01 - 600,000.00	5	2,861,096.52	0.65%	5.523	358	79.01	745
600,000.01 - 650,000.00	2	1,268,562.74	0.29%	3.697	359	77.47	702
650,000.01 - 700,000.00	2	1,335,504.30	0.30%	3.818	359	80.00	727
Total	1,948	440,488,495.64	100.00%	5.353	358	76.70	706

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000 - 1.499	133	31,184,039.69	7.08%	1.181	360	75.17	714
1.500 - 1.999	38	8,930,955.16	2.03%	1.750	359	75.59	713
2.000 - 2.499	12	2,095,636.61	0.48%	2.108	359	83.17	703
2.500 - 2.999	13	3,015,402.90	0.68%	2.727	358	90.28	694
3.000 - 3.499	4	1,167,050.00	0.26%	3.061	360	92.46	753
3.500 - 3.999	3	609,450.00	0.14%	3.586	359	91.12	649
4.000 - 4.499	1	199,523.39	0.05%	4.387	357	34.78	813
4.500 - 4.999	19	4,503,032.07	1.02%	4.827	358	68.88	769
5.000 - 5.499	340	75,657,090.11	17.18%	5.322	358	73.54	721
5.500 - 5.999	909	207,886,985.06	47.19%	5.713	358	74.58	702
6.000 - 6.499	337	73,284,015.44	16.64%	6.204	358	80.90	702
6.500 - 6.999	99	23,357,609.43	5.30%	6.701	358	88.28	689
7.000 - 7.499	33	6,937,356.80	1.57%	7.210	358	91.00	706
7.500 - 7.999	7	1,660,348.98	0.38%	7.708	359	89.59	657
Total	1,948	440,488,495.64	100.00%	5.353	358	76.70	706

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
600-624	34	7,585,907.12	1.72%	5.359	358	75.21	622
625-649	254	58,982,819.47	13.39%	5.587	358	77.43	637
650-674	382	85,887,382.38	19.50%	5.646	358	78.66	662
675-699	246	56,515,250.16	12.83%	5.158	358	77.61	682
700-724	230	54,329,498.74	12.33%	5.092	358	77.01	715
725-749	293	65,480,460.66	14.87%	5.336	358	77.59	737
750-774	288	65,132,448.75	14.79%	5.207	358	75.19	762
775-799	178	37,532,671.70	8.52%	5.248	358	73.50	785
800+	43	9,042,056.66	2.05%	5.434	358	64.89	805
Total	1,948	440,488,495.64	100.00%	5.353	358	76.70	706

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	105	20,202,509.71	4.59%	5.279	358	40.45	736
50.00- 54.99	45	9,308,870.34	2.11%	5.250	358	52.31	724
55.00- 59.99	56	13,858,469.51	3.15%	5.115	358	57.30	717
60.00- 64.99	66	14,794,713.05	3.36%	5.437	358	62.82	714
65.00- 69.99	85	19,627,993.05	4.46%	5.180	358	67.82	709
70.00- 74.99	172	40,031,520.10	9.09%	5.292	358	72.42	693
75.00- 79.99	333	76,740,050.64	17.42%	5.231	358	76.90	698
80.00	695	158,821,109.85	36.06%	5.106	358	80.00	713
80.01- 84.99	15	3,664,111.86	0.83%	6.303	358	83.47	682
85.00- 89.99	78	19,071,718.18	4.33%	6.062	358	88.39	687
90.00- 94.99	195	41,734,197.34	9.47%	6.077	358	90.56	692
95.00- 99.99	103	22,633,232.01	5.14%	5.870	358	95.00	714
Total	1,948	440,488,495.64	100.00%	5.353	358	76.70	706

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
360	1,948	440,488,495.64	100.00%	5.353	358	76.70	706
Total	1,948	440,488,495.64	100.00%	5.353	358	76.70	706

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
301-360	1,948	440,488,495.64	100.00%	5.353	358	76.70	706
Total	1,948	440,488,495.64	100.00%	5.353	358	76.70	706

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 -20.00	108	20,154,666.48	4.58%	5.252	358	72.81	727
20.01 -25.00	144	30,627,515.44	6.95%	5.390	358	74.15	713
25.01 -30.00	195	41,890,674.17	9.51%	5.340	358	75.51	714
30.01 -35.00	327	70,933,426.85	16.10%	5.363	358	75.82	705
35.01 -40.00	442	102,857,198.98	23.35%	5.283	358	77.13	705
40.01 -45.00	346	82,650,695.83	18.76%	5.320	358	77.81	708
45.01 -50.00	224	53,368,543.97	12.12%	5.463	358	78.73	696
50.01 -55.00	127	30,091,567.90	6.83%	5.511	358	77.72	699
55.01 -60.00	17	4,340,537.38	0.99%	5.137	358	77.83	707
None	18	3,573,668.64	0.81%	5.622	358	73.69	704
Total	1,948	440,488,495.64	100.00%	5.353	358	76.70	706

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	1,948	440,488,495.64	100.00%	5.353	358	76.70	706
Total	1,948	440,488,495.64	100.00%	5.353	358	76.70	706

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Negam MTA	1,948	440,488,495.64	100.00%	5.353	358	76.70	706
Total	1,948	440,488,495.64	100.00%	5.353	358	76.70	706

With Silent 2nds	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
No Silent Seconds	1,664	377,152,383.27	85.62%	5.411	358	76.42	706
Silent Second	284	63,336,112.37	14.38%	5.009	358	78.36	711
Total	1,948	440,488,495.64	100.00%	5.353	358	76.70	706

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: 12 months	346	82,303,098.32	18.68%	3.866	358	74.96	720
Prepay Penalty: 36 months	1,602	358,185,397.32	81.32%	5.695	358	77.10	703
Total	1,948	440,488,495.64	100.00%	5.353	358	76.70	706

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	1,948	440,488,495.64	100.00%	5.353	358	76.70	706
Total	1,948	440,488,495.64	100.00%	5.353	358	76.70	706

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alternative Documentation	166	30,563,034.91	6.94%	5.299	358	79.07	707
Full Documentation	406	83,431,991.21	18.94%	5.539	358	78.55	701
No Income / No Asset	7	1,563,090.87	0.35%	5.864	358	70.20	702
Reduced Documentation	995	234,777,108.96	53.30%	5.145	358	76.64	710
SISA	374	90,153,269.69	20.47%	5.732	358	74.45	703
Total	1,948	440,488,495.64	100.00%	5.353	358	76.70	706

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	848	198,196,867.94	44.99%	5.398	358	73.26	699
Purchase	703	157,372,171.09	35.73%	5.111	358	81.37	722
Rate/Term Refinance	397	84,919,456.61	19.28%	5.695	358	76.09	695
Total	1,948	440,488,495.64	100.00%	5.353	358	76.70	706

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Condominium	302	63,460,957.63	14.41%	5.200	358	80.08	715
PUD	403	92,480,853.28	21.00%	5.298	358	78.56	710
Single Family	1,111	245,968,038.59	55.84%	5.441	358	75.40	702
Two-Four Family	132	38,578,646.14	8.76%	5.175	358	75.02	711
Total	1,948	440,488,495.64	100.00%	5.353	358	76.70	706

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Investor	397	80,720,976.62	18.33%	5.021	358	75.52	722
Primary	1,426	332,940,780.89	75.58%	5.480	358	76.74	700
Second Home	125	26,826,738.13	6.09%	4.778	358	79.74	734
Total	1,948	440,488,495.64	100.00%	5.353	358	76.70	706

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alabama	1	339,189.76	0.08%	5.537	358	80.00	642
Arizona	65	12,378,398.33	2.81%	4.789	358	77.64	717
Arkansas	1	294,296.99	0.07%	5.237	358	69.41	749
California	694	189,061,819.51	42.92%	5.377	358	72.87	706
Colorado	67	12,832,945.28	2.91%	5.913	358	81.06	715
Connecticut	14	3,025,372.34	0.69%	5.052	358	78.77	698
District of Columbia	3	561,203.63	0.13%	6.064	358	68.60	696
Florida	424	87,416,089.60	19.85%	5.324	358	80.24	708
Georgia	15	2,540,994.35	0.58%	5.832	358	81.63	693
Hawaii	6	2,054,432.61	0.47%	4.556	358	69.56	698
Idaho	21	2,677,599.82	0.61%	5.458	358	74.53	729
Illinois	3	614,741.46	0.14%	3.706	359	77.31	684
Indiana	17	2,035,144.97	0.46%	5.874	358	87.17	718
Kansas	1	121,600.00	0.03%	5.812	359	76.00	731
Kentucky	3	339,911.65	0.08%	4.004	358	68.05	772
Louisiana	3	437,104.95	0.10%	5.051	359	94.08	700
Maryland	17	4,032,850.08	0.92%	5.332	358	77.36	699
Massachusetts	22	5,480,333.18	1.24%	4.750	358	72.97	716
Michigan	91	15,467,226.23	3.51%	5.908	358	81.86	707
Minnesota	7	1,677,932.19	0.38%	5.604	359	82.51	675
Missouri	1	317,604.11	0.07%	6.062	358	95.00	752
Nevada	183	41,894,021.58	9.51%	5.255	358	79.51	707
New Hampshire	4	882,322.91	0.20%	4.548	358	79.96	683
New Jersey	5	1,258,500.00	0.29%	5.216	359	76.82	703
New York	8	2,276,794.96	0.52%	5.055	359	73.75	689
North Carolina	11	2,372,033.58	0.54%	5.677	359	77.75	699
North Dakota	1	103,289.00	0.02%	6.862	358	90.00	669
Ohio	46	6,857,374.03	1.56%	5.676	358	80.93	689
Oklahoma	2	219,866.48	0.05%	2.888	359	65.06	706
Oregon	19	3,335,858.08	0.76%	4.481	358	76.14	709
Pennsylvania	29	4,862,773.63	1.10%	5.443	358	76.37	691
Rhode Island	5	1,083,965.93	0.25%	4.900	358	74.58	691
South Carolina	3	685,876.58	0.16%	5.672	358	75.26	772
Tennessee	6	830,126.98	0.19%	5.860	357	83.64	726
Texas	31	4,337,346.77	0.98%	5.380	358	81.95	699
Utah	34	6,666,820.30	1.51%	5.199	358	81.00	721
Virginia	7	1,999,512.19	0.45%	3.576	359	79.03	702
Washington	71	16,200,302.57	3.68%	5.500	358	79.83	703
West Virginia	1	90,455.00	0.02%	5.937	359	80.00	745
Wisconsin	6	824,464.03	0.19%	5.893	359	77.33	689
Total	1,948	440,488,495.64	100.00%	5.353	358	76.70	706

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.500 - 1.999	4	1,115,785.75	0.25%	4.552	358	65.10	754
2.000 - 2.499	85	20,151,605.80	4.57%	4.717	358	70.15	732
2.500 - 2.999	900	206,648,181.42	46.91%	5.236	358	73.76	709
3.000 - 3.499	658	143,190,044.81	32.51%	5.287	358	77.74	705
3.500 - 3.999	221	52,064,698.16	11.82%	5.858	358	83.87	694
4.000 - 4.499	56	12,125,725.18	2.75%	6.172	358	89.54	700
4.500 - 4.999	20	4,298,795.15	0.98%	7.394	358	91.49	702
5.000 - 5.499	4	893,659.37	0.20%	7.812	359	89.41	647
Total	1,948	440,488,495.64	100.00%	5.353	358	76.70	706

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000 - 1.499	1	360,000.00	0.08%	1.375	360	69.23	705
1.500 - 1.999	4	1,115,785.75	0.25%	4.552	358	65.10	754
2.000 - 2.499	85	20,151,605.80	4.57%	4.717	358	70.15	732
2.500 - 2.999	899	206,400,772.42	46.86%	5.236	358	73.75	709
3.000 - 3.499	659	143,437,453.81	32.56%	5.288	358	77.75	705
3.500 - 3.999	220	51,704,698.16	11.74%	5.890	358	83.97	694
4.000 - 4.499	56	12,125,725.18	2.75%	6.172	358	89.54	700
4.500 - 4.999	20	4,298,795.15	0.98%	7.394	358	91.49	702
5.000 - 5.499	4	893,659.37	0.20%	7.812	359	89.41	647
Total	1,948	440,488,495.64	100.00%	5.353	358	76.70	706

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
9.500 - 9.999	1,939	438,537,768.92	99.56%	5.355	358	76.66	706
10.000 -10.499	3	260,801.92	0.06%	2.862	359	77.75	733
10.500 -10.999	5	1,375,291.38	0.31%	6.017	358	89.32	723
11.500 -11.999	1	314,633.42	0.07%	1.750	358	85.00	715
Total	1,948	440,488,495.64	100.00%	5.353	358	76.70	706

Neg Amort Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
110	8	2,276,794.96	0.52%	5.055	359	73.75	689
115	1,940	438,211,700.68	99.48%	5.355	358	76.72	707
Total	1,948	440,488,495.64	100.00%	5.353	358	76.70	706

Statistical Group 2 Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$822,050,465	$122,827	$3,000,000
Average Scheduled Principal Balance	$559,218
Number of Mortgage Loans	1,470

Weighted Average Gross Coupon	5.088%	1.000%	7.125%
Weighted Average FICO Score	708	589	814
Weighted Average Combined Original LTV	74.51%	19.42%	95.00%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	358 months	354 months	360 months
Weighted Average Seasoning	2 months	0 months	6 months

Weighted Average Gross Margin	2.800%	1.400%	4.525%
Weighted Average Minimum Interest Rate	2.800%	1.400%	4.525%
Weighted Average Maximum Interest Rate	9.951%	9.935%	10.950%

Weighted Average Months to Roll	1 months	1 months	3 months

Weighted Average Neg Am Limit	115%	110	115
Weighted Average Payment Cap	7.500%	7.500	7.500
Weighted Average Recast	60 months	60 months	60 months

Maturity Date		Feb 1 2035	Aug 1 2035
Maximum Zip Code Concentration	1.17%	95476

ARM	100.00%	Purchase	46.16%
		Cash Out Refinance	38.15%
Negam MTA	100.00%	Rate/Term Refinance	15.70%

Not Interest Only	100.00%	Single Family	62.61%
		PUD	24.26%
Prepay Penalty: 12 months	58.33%	Condominium	9.21%
Prepay Penalty: 36 months	41.67%	Two-Four Family	3.93%

First Lien	100.00%	Primary	86.47%
		Investor	8.49%
Reduced Documentation	72.99%	Second Home	5.03%
Full Documentation	13.04%
SISA	10.60%	Top 5 States:
Alternative Documentation	3.27%	California	74.64%
No Income / No Asset	0.11%	Florida	9.90%
		Nevada	3.81%
		Arizona	1.98%
		Washington	1.34%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
100,000.01 - 150,000.00	4	532,632.43	0.06%	5.885	358	75.05	615
150,000.01 - 200,000.00	5	863,470.02	0.11%	4.954	358	71.90	617
200,000.01 - 250,000.00	6	1,408,362.33	0.17%	4.852	358	78.26	680
250,000.01 - 300,000.00	6	1,625,857.68	0.20%	5.952	358	78.32	623
300,000.01 - 350,000.00	10	3,301,423.80	0.40%	5.162	358	76.24	644
350,000.01 - 400,000.00	327	124,407,514.48	15.13%	5.270	358	76.92	705
400,000.01 - 450,000.00	235	100,440,451.00	12.22%	5.112	358	76.45	707
450,000.01 - 500,000.00	220	105,123,747.60	12.79%	5.189	358	76.23	703
500,000.01 - 550,000.00	131	68,989,028.09	8.39%	5.053	358	76.48	706
550,000.01 - 600,000.00	117	67,369,446.26	8.20%	5.166	358	76.65	709
600,000.01 - 650,000.00	136	85,943,283.02	10.45%	5.268	358	74.38	704
650,000.01 - 700,000.00	37	24,950,334.49	3.04%	5.022	358	74.37	709
700,000.01 - 750,000.00	27	19,555,593.92	2.38%	5.218	358	73.96	726
750,000.01 - 800,000.00	36	27,901,745.73	3.39%	4.858	358	74.06	726
800,000.01 - 850,000.00	15	12,381,786.15	1.51%	4.686	358	68.45	705
850,000.01 - 900,000.00	24	21,106,324.27	2.57%	4.925	358	71.48	708
900,000.01 - 950,000.00	19	17,630,487.15	2.14%	4.694	358	74.46	728
950,000.01 - 1,000,000.00	48	47,375,207.89	5.76%	4.838	358	69.54	721
1,000,000.01+	67	91,143,768.20	11.09%	4.838	358	68.39	711
Total	1,470	822,050,464.51	100.00%	5.088	358	74.51	708

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000 - 1.499	116	68,426,094.21	8.32%	1.043	360	75.70	703
1.500 - 1.999	15	8,342,581.17	1.01%	1.750	359	74.33	686
2.000 - 2.499	6	5,290,500.00	0.64%	2.000	359	70.07	710
2.500 - 2.999	3	1,239,141.10	0.15%	2.708	359	91.52	693
4.000 - 4.499	8	4,232,382.14	0.51%	4.240	358	77.44	746
4.500 - 4.999	60	38,676,013.44	4.70%	4.780	358	72.57	738
5.000 - 5.499	474	282,379,637.71	34.35%	5.265	358	73.53	717
5.500 - 5.999	612	323,429,824.97	39.34%	5.672	358	74.52	703
6.000 - 6.499	159	82,344,094.79	10.02%	6.159	358	76.80	693
6.500 - 6.999	16	7,317,287.78	0.89%	6.667	358	83.13	693
7.000 - 7.499	1	372,907.20	0.05%	7.125	358	90.00	672
Total	1,470	822,050,464.51	100.00%	5.088	358	74.51	708

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
575-599	1	294,845.13	0.04%	6.287	357	75.00	589
600-624	40	16,534,498.02	2.01%	4.997	358	74.89	618
625-649	115	62,409,899.54	7.59%	5.026	358	73.89	639
650-674	264	142,994,398.06	17.39%	5.164	358	75.27	663
675-699	276	159,683,743.00	19.43%	5.164	358	75.30	686
700-724	242	129,862,506.73	15.80%	4.924	358	76.18	713
725-749	206	124,188,779.93	15.11%	5.240	358	73.33	738
750-774	190	112,092,570.17	13.64%	5.111	358	72.92	761
775-799	98	57,826,097.40	7.03%	4.770	358	73.65	785
800+	25	12,963,105.58	1.58%	5.153	358	69.96	805
None	13	3,200,020.95	0.39%	4.931	358	78.65	0
Total	1,470	822,050,464.51	100.00%	5.088	358	74.51	708

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	25	13,674,122.81	1.66%	5.327	358	40.30	747
50.00- 54.99	21	13,938,933.68	1.70%	4.470	358	51.74	733
55.00- 59.99	38	26,473,794.11	3.22%	5.364	358	57.49	704
60.00- 64.99	69	48,757,138.92	5.93%	5.381	358	62.41	713
65.00- 69.99	109	71,761,880.14	8.73%	5.020	358	67.45	703
70.00- 74.99	182	112,065,587.88	13.63%	4.991	358	72.20	705
75.00- 79.99	336	191,388,004.66	23.28%	5.051	358	76.74	709
80.00	626	317,270,768.97	38.60%	5.057	358	80.00	708
80.01- 84.99	1	278,933.70	0.03%	5.812	358	80.01	680
85.00- 89.99	21	9,246,531.65	1.12%	6.095	358	87.73	681
90.00- 94.99	30	12,267,893.31	1.49%	5.603	358	90.61	684
95.00- 99.99	12	4,926,874.68	0.60%	5.238	357	95.00	744
Total	1,470	822,050,464.51	100.00%	5.088	358	74.51	708

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
360	1,470	822,050,464.51	100.00%	5.088	358	74.51	708
Total	1,470	822,050,464.51	100.00%	5.088	358	74.51	708

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
301-360	1,470	822,050,464.51	100.00%	5.088	358	74.51	708
Total	1,470	822,050,464.51	100.00%	5.088	358	74.51	708

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 -20.00	53	32,707,687.14	3.98%	5.317	358	71.90	724
20.01 -25.00	58	33,823,368.73	4.11%	5.048	358	71.96	717
25.01 -30.00	113	64,465,750.59	7.84%	5.046	358	73.11	711
30.01 -35.00	227	132,688,035.58	16.14%	5.143	358	73.84	708
35.01 -40.00	374	204,925,180.83	24.93%	5.085	358	74.50	709
40.01 -45.00	320	173,100,277.17	21.06%	5.062	358	75.72	704
45.01 -50.00	196	106,932,992.24	13.01%	5.032	358	75.81	707
50.01 -55.00	103	56,086,588.69	6.82%	5.129	358	73.90	701
55.01 -60.00	12	7,793,608.37	0.95%	4.343	359	77.84	715
None	14	9,526,975.17	1.16%	5.500	358	75.78	712
Total	1,470	822,050,464.51	100.00%	5.088	358	74.51	708

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	1,470	822,050,464.51	100.00%	5.088	358	74.51	708
Total	1,470	822,050,464.51	100.00%	5.088	358	74.51	708

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Negam MTA	1,470	822,050,464.51	100.00%	5.088	358	74.51	708
Total	1,470	822,050,464.51	100.00%	5.088	358	74.51	708

With Silent 2nds	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
No Silent Seconds	1,076	586,796,978.45	71.38%	5.114	358	74.19	709
Silent Second	394	235,253,486.06	28.62%	5.024	358	75.31	706
Total	1,470	822,050,464.51	100.00%	5.088	358	74.51	708

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: 12 months	847	479,521,783.49	58.33%	4.794	358	74.03	712
Prepay Penalty: 36 months	623	342,528,681.02	41.67%	5.499	358	75.18	703
Total	1,470	822,050,464.51	100.00%	5.088	358	74.51	708

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	1,470	822,050,464.51	100.00%	5.088	358	74.51	708
Total	1,470	822,050,464.51	100.00%	5.088	358	74.51	708

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alternative Documentation	55	26,849,522.55	3.27%	4.925	358	74.64	708
Full Documentation	191	107,195,593.13	13.04%	5.134	358	75.35	702
No Income / No Asset	2	890,512.59	0.11%	5.816	358	67.74	744
Reduced Documentation	1,052	600,016,203.03	72.99%	5.069	358	74.83	707
SISA	170	87,098,633.21	10.60%	5.208	358	71.30	723
Total	1,470	822,050,464.51	100.00%	5.088	358	74.51	708

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	575	313,573,392.34	38.15%	5.220	358	71.84	700
Purchase	661	379,441,816.90	46.16%	4.894	358	76.99	718
Rate/Term Refinance	234	129,035,255.27	15.70%	5.338	358	73.72	700
Total	1,470	822,050,464.51	100.00%	5.088	358	74.51	708

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Condominium	160	75,676,416.38	9.21%	5.004	358	77.15	717
PUD	338	199,429,860.62	24.26%	5.080	358	74.59	710
Single Family	925	514,648,894.53	62.61%	5.090	358	74.19	706
Two-Four Family	47	32,295,292.98	3.93%	5.303	358	72.97	717
Total	1,470	822,050,464.51	100.00%	5.088	358	74.51	708

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Investor	139	69,813,513.06	8.49%	5.298	358	74.58	713
Primary	1,256	710,849,399.13	86.47%	5.085	358	74.45	707
Second Home	75	41,387,552.32	5.03%	4.790	358	75.37	730
Total	1,470	822,050,464.51	100.00%	5.088	358	74.51	708

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Arizona	31	16,257,828.57	1.98%	5.457	358	76.68	703
California	1,108	613,541,100.87	74.64%	5.081	358	74.40	708
Colorado	12	7,838,071.71	0.95%	5.474	357	74.44	713
Connecticut	7	4,655,523.36	0.57%	5.700	358	74.30	676
Delaware	1	1,142,271.40	0.14%	5.312	358	80.00	777
District of Columbia	3	1,677,441.99	0.20%	4.010	358	70.76	726
Florida	139	81,365,638.52	9.90%	5.054	358	74.01	719
Georgia	1	679,089.62	0.08%	5.387	357	74.32	662
Hawaii	5	3,916,031.99	0.48%	5.472	359	74.77	743
Idaho	1	460,000.00	0.06%	5.237	359	80.00	732
Illinois	2	1,032,017.51	0.13%	3.337	358	72.71	675
Indiana	2	1,228,856.13	0.15%	5.322	359	59.28	746
Kansas	1	716,000.00	0.09%	6.312	359	80.00	708
Louisiana	2	1,261,167.26	0.15%	5.133	358	74.64	706
Maryland	4	2,408,107.43	0.29%	5.423	356	74.80	690
Massachusetts	16	7,033,424.38	0.86%	5.487	358	76.35	697
Michigan	10	4,846,164.58	0.59%	4.267	358	71.38	694
Minnesota	1	906,500.00	0.11%	5.462	359	70.00	679
Missouri	1	400,000.00	0.05%	1.750	359	78.43	705
Nevada	57	31,305,040.30	3.81%	5.227	358	77.53	690
New Jersey	2	1,197,885.08	0.15%	5.481	358	72.51	704
New York	3	1,386,980.37	0.17%	5.915	358	76.03	692
North Carolina	8	5,444,924.05	0.66%	4.021	359	77.50	724
Ohio	1	975,000.00	0.12%	5.612	359	75.00	749
Oklahoma	1	454,755.91	0.06%	5.237	357	80.00	739
Oregon	6	3,655,734.60	0.44%	5.177	357	77.12	745
Pennsylvania	5	4,595,502.55	0.56%	4.792	358	66.68	700
Rhode Island	2	755,900.00	0.09%	6.000	359	75.94	711
South Carolina	2	1,134,457.50	0.14%	5.414	358	68.06	682
Tennessee	1	399,464.47	0.05%	5.387	357	77.67	627
Texas	4	2,543,338.06	0.31%	5.062	357	76.33	718
Utah	7	3,470,803.71	0.42%	5.546	358	76.19	717
Virginia	5	2,320,698.99	0.28%	4.530	359	75.75	700
Washington	19	11,044,743.60	1.34%	4.708	358	73.92	707
Total	1,470	822,050,464.51	100.00%	5.088	358	74.51	708

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000 - 1.499	5	2,493,688.69	0.30%	4.137	358	75.66	733
1.500 - 1.999	26	17,262,370.14	2.10%	4.154	358	74.42	742
2.000 - 2.499	207	130,789,220.60	15.91%	4.790	358	72.12	725
2.500 - 2.999	814	454,190,804.40	55.25%	5.146	358	74.37	707
3.000 - 3.499	359	189,020,555.45	22.99%	5.085	358	75.61	701
3.500 - 3.999	51	24,950,384.91	3.04%	6.203	358	79.39	674
4.000 - 4.499	7	2,970,533.12	0.36%	6.237	358	88.74	693
4.500 - 4.999	1	372,907.20	0.05%	7.125	358	90.00	672
Total	1,470	822,050,464.51	100.00%	5.088	358	74.51	708

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000 - 1.499	5	2,493,688.69	0.30%	4.137	358	75.66	733
1.500 - 1.999	26	17,262,370.14	2.10%	4.154	358	74.42	742
2.000 - 2.499	207	130,789,220.60	15.91%	4.790	358	72.12	725
2.500 - 2.999	814	454,190,804.40	55.25%	5.146	358	74.37	707
3.000 - 3.499	359	189,020,555.45	22.99%	5.085	358	75.61	701
3.500 - 3.999	51	24,950,384.91	3.04%	6.203	358	79.39	674
4.000 - 4.499	7	2,970,533.12	0.36%	6.237	358	88.74	693
4.500 - 4.999	1	372,907.20	0.05%	7.125	358	90.00	672
Total	1,470	822,050,464.51	100.00%	5.088	358	74.51	708

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
9.500 - 9.999	1,467	820,426,126.47	99.80%	5.087	358	74.50	708
10.000 -10.499	1	798,203.44	0.10%	5.312	358	80.00	748
10.500 -10.999	2	826,134.60	0.10%	5.530	358	75.39	707
Total	1,470	822,050,464.51	100.00%	5.088	358	74.51	708

Neg Amort Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
110	2	843,132.56	0.10%	6.062	359	80.00	735
115	1,468	821,207,331.95	99.90%	5.087	358	74.50	708
Total	1,470	822,050,464.51	100.00%	5.088	358	74.51	708